SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549



                              FORM 8-K


         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


                  DATE OF REPORT: February 10, 2000
         (Date of earliest event reported)  February 10, 2000



                      FLEMING COMPANIES, INC.
      (Exact name of registrant as specified in its charter)



          OKLAHOMA                1-8140              48-0222760
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)     Identification No.)


      6301 Waterford Boulevard, Box 26647
          Oklahoma City, Oklahoma                   73126
     (Address of principal executive offices)     (Zip Code)


                       (405) 840-7200
      (Registrant's telephone number, including area code)

      INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  OTHER EVENTS

The following is a descriptive narrative of Fleming Companies, Inc.'s presentation to the Donaldson, Lufkin & Jenrette Retail Equity
Conference scheduled for February 10, 2000.


 Slide Number 1)    Fleming

     Slide Description
     -----------------
A Great Place to Work
A Great Place to Trade
A Great Place to Invest

 Slide Number 2)

     Slide Description
     -----------------
Business Summary and Growth Strategy
------------------------------------
     Mark S. Hansen
     Chairman of the Board and Chief Executive Officer
Financial Review
----------------
     Neal J. Rider
     Executive Vice President and Chief Financial Officer

     Narrative
     ---------
Good afternoon! It is a privilege to be with you today! We appreciate being invited to participate in this conference.

My name is Mark Hansen, and with me today are Neal Rider, Fleming's Executive Vice President and Chief Financial
Officer, Kevin Twomey, Fleming's Senior Vice President of
Finance, and Alan McIntyre, who is Vice President and
Treasurer.

I will present a summary of our business and growth strategy, and Neal Rider will provide the financial review.

 Slide Number 3)

     Slide Description
     -----------------
Mark S. Hansen

     Fleming Yesterday
     Fleming Today
     Growth Strategy

     Narrative
     ---------
Certain information contained in today's presentation predicts or forecasts future events, or depends on future events for their accuracy.

These are forward-looking statements which are subject to a number of factors which could cause actual results to differ materially.
Additional information is contained in our form 10-K and form 10-Q reports, copies of which are available.

 Slide Number 4)    Fleming Yesterday

     Narrative
     ---------
Let's start by looking at the Fleming of the past.

 Slide Number 5)    Fleming of Yesterday

     Slide Description
     -----------------
o Grocery Wholesaler to Independent Supermarkets, Regional and Small Supermarket Chains
o  Retail Operations Were Under-Performing Conventional
   Retail Formats
o  Sales Were Stagnant, Low-Growth or Decreasing
o  Financial Results Did Not Cover Cost of Capital

 Slide Number 6)    Fleming Today

     Slide Description
     -----------------
o     Let's consider where Fleming is today.

 Slide Number 7)    Fleming Today

     Slide Description
     -----------------
o  Distribution with Major Presence
  -  Supermarkets
  -  Convenience Stores
  -  Supercenters
  -  Category Killers
  -  Non-Traditional Food Retailers
o  Retail with Improved Economics
  -  High-Volume Regional Supermarket Chains
  -  Value Retail
o  E-Commerce with Potential
  -  Grocery Fulfillment     ---    Tomorrow's Independent
  -  Visionet

 Slide Number 8)    Fleming Today - Earnings Per Share*

     Slide Description
     -----------------
Q3-98          $0.02
Q4-98          $0.06
Q1-99          $0.20
Q2-99          $0.26
Q3-99          $0.27
Q4-99 Est.     $0.37e

Highest fourth quarter earnings in six years

*Adjusted to exclude strategic plan charges and gains on sales of wholesale facilities

     Narrative
     ---------
Fleming today has improved earnings

We just completed our fifth straight quarter of improved earnings on an adjusted basis. This is the best fourth quarter results in 6 years.

We believe our growth strategy plan is going to be successful in continuing to improve both the level of earnings as well as the growth rate of our earnings.

 Slide Number 9)    Fleming Today

     Slide Description
     -----------------
o  Strong Focus On The Future
o  The Market We See Is Different
o  Re-Positioned Business - The Turnaround
o  Core Competencies

 Slide Number 10)   How We See The Retail Market
The market we see is different today

 Slide Number 11)   How We See The Retail Market

 Slide Number 12)   How We See The Retail Market

 Slide Number 13)   How We See The Retail Market

 Slide Number 14)   How We See The Retail Market

 Slide Number 15)   How We See The Retail Market

     Narrative
     ---------
For the 1995 through 2005 time frame, the market share for conventional supermarkets is expected to decrease by 12%, according to several industry studies.

 Slide Number 16)   How We See The Retail Market

     Narrative
     ---------
A number of other retailing concepts are expected to gain market share at the expense of conventional supermarkets.

 Slide Number 17)   How We See The Retail Market

     Narrative
     ---------
For example, in the destination quadrant, supercenters' market shares are expected to increase 9% between 1995 and 2005.

In the precision quadrant, limited assortment stores' and price impact stores market shares are also expected to grow during this period.

 Slide Number 18)   How We See The Retail Market

     Slide Description
     -----------------
o   Conventional Retail Under Siege
o   Highest Value for Conventional:
  -  Be A Consolidator
  -  Sell To A Consolidator
o   Opportunities Remain:
  -  Precision Store Formats
  -  Destination Store Formats

 Slide Number 19)    Re-Positioned Business -The Turnaround

     Slide Description
     -----------------
o     Asset Rationalization
o     Cost Reduction
o     The Business Was Right-Sized
o     Core Competencies

 Slide Number 20)    Core Competencies

     Slide Description
     -----------------
o     Case Pick Distribution
o     Piece Pick Distribution
o     Flow Through Distribution
o     Procurement
o     Retail Services
o     Value Retail
o     E-Commerce

 Slide Number 21)    Growth Strategy:  Distribution

 Slide Number 22)    Growth:  Distribution

     Slide Description
     -----------------
o     Low Cost
o     Consolidation for Low Cost Higher Productivity
o     Improved Metrics: '98 vs. '00

 Slide Number 23)    Growth:  Distribution

     Slide Description
     -----------------
   Improved Metrics:                  '98   vs.  '00
  Avg. Volume/DC                     $390 MM    $589 MM
  Avg. Volume/Employee              $1.32 MM   $1.43 MM
  DCs w/$600MM+ Volume               5                9
  DCs w/$700MM+ Volume               3                5
  DCs w/$1 Billion+ Volume           0                4

 Slide Number 24)    Growth:  Distribution

     Slide Description
     -----------------
o   Procurement Scale
  -  Centralize Procurement for 60%+ of
     All Merchandise
  -  Purchase Regional Products Locally
  -  Streamline Procurement Staff
      -  Improves Buying Efficiencies
      -  Reduces Cost of Goods

 Slide Number 25)    Implications

     Slide Description
     -----------------
o   Grow Core Businesses
  -  Distribution          Sales Up  5 % in 2000
  -  Value Retail          Sales Up 24.5% in 2000
  -  E-Commerce
o   Distribution Is A Cash Flow Generator
o   Distribution Has Renewed Growth
o   Better Metrics and Better Buying Leads To Improved
    Value Proposition
  -  $1.4 Billion In Net New Distribution Sales in '99
  -  Change on Focus (quadrant slide)

 Slide Number 26)    Growth Strategy:  Value Retail

 Slide Number 27)    Fleming Retail Business Profile

     Slide Description
     -----------------
o   Leading Competitor in a Number of Major Metropolitan Markets
  -  Rainbow  Foods - #1 in Minneapolis
  -  Baker's -    #1 in Omaha
  -  Sentry -  #2 in Milwaukee
  -  Food 4 Less - Value-Oriented Price Impact Stores in
     California, Utah and Arizona
o Over 80% of Fleming Retail Stores are New or Remodeled in the Past Five Years
o   Fleming Value Retail = Food 4 Less

    Narrative
    ---------
Rainbow Foods has the number one market share position in Minneapolis. Baker's is the leading food retailer in Omaha.
Our Sentry Stores are a strong number two market share in Milwaukee and southeast Wisconsin.

Fleming recently began to grow our Food-40-Less Group, which operates 25 stores in northern California, Utah and Arizona.

Over 80% of these stores are new or have been remodeled in the past five years.

Fleming Value Retail consists primarily of our Food 4 Less
Group.

 Slide Number 28)   Growth:  Value Retail

     Slide Description
     -----------------
What Is Value Retail?
o     Differentiated Selling Position
o     Trade Area vs. Market Area
o     Superior Economics
o     Competitively Durable

 Slide Number 29)   Growth:  Value Retail

     Slide Description
     -----------------
What Is Food 4 Less?
o     Price Impact Warehouse Food Stores
o     High Volumes, Reduced Assortments
o     Flow Through Distribution Method
o     Appeals to Desirable Demographic:  The Aspirational Consumer
o     Nation-Wide Growth Potential

 Slide Number 30)   Growth:  Value Retail

     Slide Description
     -----------------
Food 4 Less:  25 stores in No. California, Utah and Arizona
               Price Impact Format
               Price: EDLP
               Average Store Size = 53,500 Sq.Ft.

     Narrative
     ---------
Fleming owns and operates 25 Food 4 Less stores located in northern California, Utah and Arizona

These price impact stores offer a deep discount format with an "every day low price" pricing strategy.

The average store size is 53,500 square feet.

 Slide Number 31)   Food 4 Less - Consumer Profile

     Slide Description
     -----------------
o     Aspirational Consumer
     Who is Price-Sensitive
o     Average HH Size = 3.9 Persons
o     Good Buying Power
o     College Educated
o     63% Own a PC

     Narrative
     ---------
Food 4 Less has great appeal with the Aspirational consumer, consumers who are planning ahead for the future and are looking for ways to save

These are price-sensitive shoppers, who tend to have Good family size
     Good buying power
     And a good education including relatively high
          PC skills

 Slide Number 32)   Food 4 Less - Efficient Operations

     Slide Description
     -----------------
o     Flow Through Distribution
o     80% Floor Space = Selling
o     Prices are 800 Basis Points
     Lower Than Conventional Supermarkets
o     Wall of Values

     Narrative
     ---------
Price impact stores like Food 4 Less have highly efficient operations

Flow through distribution, which greatly reduces product handling functions, helps to provide better economics.

80% of floor space is dedicated to sales, which is higher than conventional retail.

Higher volumes, reduced assortments, and lower levels of customer service also provide better economics.

 Slide Number 33)   Food 4 Less Market Position

     Slide Description
     -----------------
o     Proven Price Impact Format
o     Fleming Franchises 66 Stores (incl. 25 FLM-Owned)
     Annual Sales greater than $1.5 billion
o     Average Weekly Sales/Store Over $450K
o     Great Competitive Profile

     Narrative
     ---------
This banner is a proven retailing concept that has been in the marketplace for a number of years.

In addition to the 25 stores we operate, Fleming licenses the name on 41 other stores, for a total of 66 stores licensed by Fleming.

Annual sales for our 25 stores plus the stores we franchise to others is more than $1.5 billion per year.

Average weekly sales per store is comfortably higher than $450 thousand.

This concept has a great competitive profile.

 Slide Number 34)   Food for Less Store Model

     Slide Description
     -----------------
o     Lower Cost to Build
o     Lower Cost to Remodel
o     EBITDA Return on Sales 6% to 8%
o     Return on Capital Employed = 16% to 20%+

     Narrative
     ---------
The typical Food 4 Less store costs up to 25% less to build than a conventional supermarket.

Remodel costs are lower, also.

These stores can produce an EBITDA return on sales as high as 6% to 8%.

Return on capital employed can be 16% to more than 20%.

 Slide Number 35)   Food 4 Less Annual Sales For Fleming-Owned Stores

     Slide Description
     -----------------
     Sales in $Millions
1997         $250 (8 stores)
1998
1999 Est.
2000 Est.    $700 (30 stores)

     Narrative
     ---------
In 1997, Fleming owned 8 Food 4 Less stores located in
Northern California and in Utah.

Total sales in 1997 were just above $250 million.

We expect to be operating at least 30 stores this year, with annual sales to be approximately $700 million.

 Slide Number 36)   Growth Strategy: E-Commerce

 Slide Number 37)   E-Commerce Industry Dynamics

     Slide Description
     -----------------
1998          63,000,000 Web Users
2003          Estimated to be 177,000,000 Web Users

     Narrative
     ---------
In 1998, there were an estimated 63 million web users in the United States.

In 2003, this number is expected to grow to 177 million.

 Slide Number 38)   E-Commerce Industry Dynamics
  Estimated U.S. Internet Retail Sales*

     Slide Description
     -----------------
1999      $13 billion
2000
2001      $75 billion
2002
2003
2004     $152 billion
______________
By 2004, $152 billion, or 7% of All Retail Sales for
Physical Items are Expected to be Ordered Through the
Internet.

* Physical Items Only.  Excludes Travel and Information
  Services

     Narrative
     ---------
This chart shows that internet-based retail sales for physical goods in the U.S. is expected to reach $152 billion by 2004, compared with about $13 billion in 1999.

This means about 7% of all retail sales for physical items is expected to be ordered thru the internet by 2004.

 Slide Number 39)   E-Commerce Industry Dynamics

     Slide Description
     -----------------
1998          $655 billion   Spent in the U.S. for
groceries, home meal replacements and traditional drugs

     Narrative
     ---------
Total spending in the U.S. for groceries, home meal replacements, and traditional drugs were about $655 billion in 1998.

It is estimated that by 2003, internet grocery sales will be about $11 billion.

 Slide Number 40)   E-Commerce Industry Dynamics
  Top 5 Online Retail Segment Sales*

     Slide Description
     -----------------
Recreation
Autos
Food/Beverage
Electronics
Apparel
_________________

By 2004, Food & Beverage is Expected to Grow to $16.7 billion, or 11% of Online Retail Sales

*Physical Items Only.  Excludes Travel and Information
 Services.

     Narrative
     ---------
Food and beverages comprise one of the top five online retail segments today.

Food as a category, now referred to as the "E-grocery" segment, is expected to grow in relative importance over the next few years

Annual E-grocery sales are expected to increase to more than $16 billion by 2004. This will be a big segment, but this represents less than 4% of grocery industry sales in 1998.

We believe Fleming is well-positioned with existing assets to play a major role in the e-commerce industry.

 Slide Number 41)   Fleming E-Commerce

     Slide Description
     -----------------
o     E-Grocery Fulfillment
o     Visionet(R)

     Narrative
     ---------
Fleming is involved in e-commerce primarily through the internet-based grocers we supply, and our Visionet system.

 Slide Number 42)   Growth:  E-Grocery

     Slide Description
     -----------------
o     Fleming's Current E-Grocery Customers Include:
     o     NetGrocer.com
     o     GroceryWorks.com
     o     Pinkdot.com
     o     AmericanGrocer.com
     o     Webvan.com

o     Fleming Is Uniquely Equipped To Supply E-Grocers,
      Which Are Expected To Grow Rapidly
     o     Full Case Pick Distribution
     o     Piece Pick Distribution
     o     Scale and National Presence
     o     Expert Retail Guidance

     Narrative
     ---------
Fleming supplies NetGrocer, GroceryWorks, Pinkdot,
AmericanGrocer, and soon to-be supplying Webvan. We are hopeful of signing more e-grocery customers.

Rapid growth in e-grocery revenues is expected, whether we are distributing food products through full case distribution or piece pick selection.

Fleming's large scale and national presence are important strengths we possess.

Our retail services include helping independent supermarket operators get into internet-based selling.

We see tremendous growth for internet-based grocers, which are really the new independent grocers.

 Slide Number 43)   Growth:  Visionet(R)

     Slide Description
     -----------------
Fleming's Proprietary Internet-Based Communication System -
       Electronically Links Manufacturers, Fleming Operations and the Retailers Fleming Supplies

85% of Fleming's Retailers Subscribe to Visionet

High-Velocity Information Exchange for Promotional
Purchasing

Potential to be Channel for Up to 10% of Fleming's Case
Volume

Revenues Primarily from Vendor Sponsorship

 Slide Number 44)   Visionet Creates Information
  Effectiveness for Transmission of Promotions to the Grocery
  Supply Chain

     Slide Description
     -----------------
Manufacturers: Manufacturers crate Visionet bulletins and electronically communicate promotional offers

Visionet Workstation:  Retailers: Retailers log on to

Visionet to receive instant access to promotions and deals;
and Retailers use Visionet's electronic catalog to evaluate deals and directly place orders for goods, often benefiting from reduced prices and aggregated demand

Wholesalers:  Visionet transmits orders electronically to
wholesalers and manufacturers, providing an early view of
product demand
_________________

Visionet Aggregates Demand in a Fragmented Market, Speeds
Liquidation of Perishable Promotion Goods, and Facilitates the High Velocity of Information Exchange Associated with
Promotional Purchasing

     Narrative
     ---------
Visionet creates information effectiveness for transmission of promotions to the grocery supply chain.

Visionet aggregates demand in a fragmented market, speeds liquidation of perishable promotion goods, and facilitates the high velocity of information exchange associated with promotional purchasing.

 Slide Number 45)

                  Total         Fleming        Visionet
               Population     Population     Subscribers

Manufacturers       20,800         1,549          73
Brokers              1,500           288          16

Retailers:
Independents        11,170         2,761        2,169
Self-Distributing   19,530           235          235
Mass Merchandise     8,717           120           80

Manufacturers and Brokers Who Subscribe to Visionet
Represent More than 25% of Total Food Manufacturer Sales to
Fleming

     Narrative
     ---------
Manufacturers and brokers who subscribe to Visionet represent more than 25% of total food manufacturer sales to Fleming.

 Slide Number 46)   Visionet Is A High-Growth Community-
  Builder

     Slide Description
     -----------------
Visionet Subscribers and Users 1998-1999
     1998-1999 Growth Rate
          Subscribers     365%
          Users          2,340%

Hits per week to the Visionet System
     1998-1999 Growth Rate
          Hits           690%


     Narrative
     ---------
Visionet is a high-growth community builder as these charts show.

 Slide Number 47)   Summary

 Slide Number 48)   Fleming Today

     Slide Description
     -----------------
o     Asset Rationalization
o     Cost Reduction
o          Core Competencies
o          Geographic Position
o     Market Focus
o          Growth Strategy:
  -  Distribution
  -  Value Retail
  -  E-Commerce

     Narrative
     ---------
Fleming today is a re-positioned business, in the midst of an exciting turnaround.

Assets have been rationalized to divest under-performing and non-strategic business distribution centers and retail stores, which has led to productivity gains.

Substantial cost reduction opportunities have been identified and are being pursued.

Fleming's core competencies include case pick and piece pick distribution, flow through distribution, procurement, retail services, value retail and e-commerce.

Fleming is an efficient, coast-to-coast distribution system, unparalleled by any other food distributor.

We have focused on those markets where we have significant operations and competitive strengths.

We are growing the business around our core competencies to take advantage of growth opportunities in distribution, value retail and e-commerce.

 Slide Number 49)   Neal J. Rider

     Slide Description
     -----------------
o     Financial Review

     Narrative
     ---------
I'm very excited about Fleming as a great place to invest!

Neal Rider will now provide an important review of financial results for 1999 as well as describe our future financial direction for 2000.

 Slide Number 50)   Net Sales

     Slide Description
     -----------------
$MM                         1998

Wholesale                 $ 11,480
Retail:
    Conventional          $  2,457
     Value                     304
     2B Divested               828
                           --------
                          $  3,589
                           --------
  Total                   $ 15,069

     Narrative
     ---------
In 1998, before Fleming began implementing the new strategic plan, total company sales were $15.1 billion.

Implementation of the new strategic plan began in 1999.  As
Mark said, consolidating distribution centers in our wholesale business and divesting under-performing retail stores in our retail segment are important steps on the road to Fleming's turnaround.

This chart shows, for example, that more than $800 million of additional sales losses would be experienced in order to divest under-performing and non-strategic retail stores.

However, the loss of sales relative to implementing our strategic plan was an intelligent loss of sales.

 Slide Number 51)   Net Sales

     Slide Description
     -----------------
$MM               1998      1999E

Wholesale      $ 11,480    $ 10,950  -   4.6 %
Retail:
  Conventional $  2,457    $  2,540  +   3.4 %
  Value             304         530  +  74.3 %
  2B Divested  $    828    $    580
-----------------------------------
               $  3,589    $  3,650  +   1.7 %
-----------------------------------
  Total        $ 15,069    $ 14,600  -   3.1 %

     Narrative
     ---------
In 1999, due to the consolidation of 8 distribution centers and the loss of two major customers, our wholesale segment experienced a loss of sales as anticipated.

This net loss of sales on a total year basis does not display the fact that in our 1999 fourth quarter, we experienced the first positive sales growth in our wholesale distribution business for the first time in over 4 years.

In addition, even though 76 retail stores were divested in 1999, total retail segment sales were up.

 Slide Number 52)   Net sales

     Slide Description
     -----------------
  $MM                 1998       1999E       2000E

Wholesale          $ 11,480    $ 10,950    $ 11,500
Retail:
  Conventional     $  2,457    $  2,540    $  2,660
  Value                 304         530         690
  2B Divested           828    $    580         190
---------------------------------------------------
                   $  3,589    $  3,650    $  3,500
---------------------------------------------------
  Total            $ 15,069    $ 14,600    $ 15,000

     Narrative
     ---------
In 2000, the sales growth turnaround will be more apparent as the year unfolds.

You are going to see higher sales in our wholesale segment, and we are very excited about this.

We also expect to see sales growth in our strategic conventional and value chains.

 Slide Number 53)   Net Sales

     Slide Description
     -----------------
$MM               1998       1999E       2000E

Wholesale      $ 11,480    $ 10,950    $ 11,500  +   5.0 %
Retail:
  Conventional $  2,457    $  2,560    $  2,660  +   3.9 %
  Value             304         530         660  +  24.5 %
  2B Divested       828    $    580         180
-----------------------------------------------
               $  3,589    $  3,650    $  3,500  -   4.1 %
-----------------------------------------------
  Total        $ 15,069    $ 14,600    $ 15,000  +   2.7 %

     Narrative
     ---------
In fact, we expect to see today company sales increase for the first time in more than 5 years in 2000.

We expect sales growth of at least 2.7% this year, and there is very little inflation assumed in this growth. We are assuming our internal inflation rate will be zero point eight percent (0.8%).

Healthy growth in wholesale distribution sales and sales in our strategic conventional retail and value chains is expected.

Sales growth in our wholesale distribution segment is being driven by the impact of the cost reductions we have already experienced, resulting in an improved value proposition.

Sales growth in our strategic retail chains is driven by the stores added in 1999, plus to a smaller extent, more than 10 stores we are planning to add in 2000.

 Slide Number 54)   Net Sales Sources of Growth

     Slide Description
     -----------------
o     Wholesale     Alternative Format Retailers
                    Wholesale Consolidation
                    Non-Traditional Retailers
                    Convenience Stores
                    E-Commerce

o     Retail     Value-Oriented Price Impact

     Narrative
     ---------
Sales growth is important to every business, but is especially important to Fleming because we believe it means we are in the process of a significant turnaround in our company.

And given our low profit margins, a little bit of sales growth can go a long way to grow earnings.

Fundamentally, what are the key sources of our sales growth for year 2000 as well as the future?

First, Fleming has developed a great capacity to serve alternative retailers, like Kmart and Target, which have elected to use Fleming as a supplier of a substantial amount of consumer packaged goods and perishable merchandise.

Second, we believe consolidation in the wholesale section of our industry will provide opportunities to serve retailers currently supplied by less efficient wholesale operations.

Third, non-traditional food retailers, such as drug stores and hardware stores, are an important new growth opportunity.

Fourth, we see convenience stores as a strong source of growth, as well as a number of e-commerce opportunities as Mark described earlier.

We also believe we can successfully grow value-oriented price impact retail sales, which today is comprised of our 25 Food 4 Less stores.

 Slide Number 55)   Earnings Per Share*

     Slide Description
     -----------------
Q3-98          $0.02
Q4-98          $0.06
Q1-99          $0.20
Q2-99          $0.26
Q3-99          $0.27
Q4-99 Est.     $0.37e
---------------

* Adjusted to exclude strategic plan charges and gains on sales of wholesale facilities.

     Narrative
     ---------
Because of Fleming's operating leverage, modest cost reductions and sales growth can go a long way to grow earnings and earnings per share.

We just completed our fifth straight quarter of improved earnings on an adjusted basis.

We believe our strategic plan is going to be successful in helping to improve both the level of earnings as well as the growth rate of our earnings.

 Slide Number 56)     EPS*

     Slide Description
     -----------------
$MM, Except EPS        1999E            2000E
EBITDA*               $   410          $   450
Less:
  Depreciation        $   160
  Int. Expense            166
  Eq. Inv. Results          3
----------------------------
EBT                   $    42
Taxes                      39
----------------------------
Net Earnings          $    42
EPS                   $  1.10          $     1.43
---------------
* Adjusted to exclude strategic plan charges and gains on sales of wholesale facilities.

     Narrative
     ---------
This chart shows that we expect earnings per share in 2000 to be at least $1.43, or at least 30% higher than 1999.

We expect the improvement will be driven by an increase in operating earnings, reflected here as an increase in EBITDA.

Generally speaking, this increase is driven by cost reductions not shared with customers and sales growth driven by the cost reductions we are sharing with customers.

 Slide Number 57)   EBITDA

     Slide Description
     -----------------
$MM                        1999E          2000E

 Wholesale                $  405           $  430
 Retail                   $   95           $  105
 Corp. Expenses           $(  90)          $(  85)
----------------------------------------------
                          $  410           $  450  + 10 %

     Narrative
     ---------
EBITDA is expected to increase by approximately 10% this year versus 1999.

This increase will be greater than the EBITDA we sacrificed to rationalize our investment in wholesale and retail operations.

Improvement is expected to come from both the wholesale and retail segments.

 Slide Number 58)   EBITDA Margin* On Sales

     Slide Description
     -----------------
Q3-98               2.6%
Q3-99               3.0%
----------------

* Adjusted to exclude strategic plan charges and gains on sales of wholesale facilities.

     Narrative
     ---------
Our basic financial objective is to produce earnings comparable to the leaders in our industry.

What does that mean?

This chart shows Fleming has improved its EBITDA margin, from 2.6% to 3% in our 1999 third quarter. For all of 1999, our EBITDA margin was 2.8%.

But this is not enough.

The EBITDA margin for wholesale and retail food industry leaders applied to Fleming on a blended basis, would be about 4.4%.

 Slide Number 59)   Potential for EBITA Improvement - What
  Would Fleming Be?

     Slide Description
     -----------------
Fleming                             $ 410          2.8%
Food Distributors Profitability     $ 540          3.7%
Supervalu's Profitability           $ 540          3.7%
Fleming Blended                     $ 640          4.4%
Regional Retailers' Profitability   $ 900          6.2%

     Narrative
     ---------
This chart sows what Fleming's EBITDA level would be if our profitability were comparable to a number of different benchmarks.

Fleming's 1999 EBITDA was at least $410 million.

If Fleming produced at the 3.7% level, the wholesale food industry sector average, then our EBITDA would be about $540 million.

If Fleming produced at the 4.4% blended level, then
Fleming's EBITDA would be about $640 million.

It is reasonable to expect Fleming to perform at industry average levels. We believe opportunities exist to substantially improve our performance.

 Slide Number 60)   Cash Flow Estimates in Millions

     Slide Description
     -----------------
                          1999E               2000E
EBITDA                    $ 410               $ 450
Net Working Capital           5                  20
Strategic Plan Costs        (75)               (130)
                          -----               -----
Cash From the Business    $ 340               $ 340

     Narrative
     ---------
Cash flow from operations in 1999 was approximately $340 million, and we expect this to be about the same in 2000.

Notice this level of cash flow is net of our strategic plan-related restructuring costs of $75 million in 1999 and an estimated $130 million for 2000.

Otherwise, cash flow at this level is expected to improve due to sales growth, cost reductions, and more efficient working capital management.

 Slide Number 61)   Cash Flow Estimates in Millions

     Slide Description
     -----------------
                              1999E               2000E
EBITDA                        $ 410               $ 410
Net Working Capital               5                  20
Strategic Plan Costs            (75)               (130)
                              -----               -----
Cash From the Business        $ 340               $ 340
                              -----               -----
Capital Expenditures          $(166)              $(180)
Businesses Acquired             (78)                  -
Asset Sales                      41                  40
Interest Expense               (166)               (170)
All Other                       (91)                (45)
                              -----               -----
                              $(460)              $(355)

     Narrative
     ---------
Total expenditures for capital investment, acquisitions, interest expense and other investment spending, offset by asset sale proceeds, totaled $460 million in 1999.

In 2000, spending for these items, excluding acquisition spending, is expected to be no more than $355 million.

We view the strategic plan-related expenditures as investments which will help produce future cost savings.

 Slide Number 62)   Cash Flow Estimates in Millions

     Slide Description
     -----------------
                            1999E          2000E
EBITDA                      $ 410          $ 450
Net Working Capital             5             20
Strategic Plan Costs          (75)          (130)
                            -----         ------
Cash from the Business      $ 340          $ 370
                            -----          -----
Capital Expenditures        $(166)         $(180)
Businesses Acquired           (78)             -
Asset Sales                    41             40
Interest Expense             (166)          (170)
All Other                     (91)           (45)
                            -----          -----
                            $(460)         $(355)
                            -----          -----
Funded Debt Increase        $(120)         $( 15)

     Narrative
     ---------
Funded debt increased by $120 million in 1999, driven by the strategic plan costs and new business investment.

In 2000, which is the last year we expect to incur substantial cash restructuring costs, funded debt is expected to increase by $15 million.

Funded debt would be reduced by $85 million in 2000 if we did not have the strategic plan costs.

 Slide Number 63)   Capital Expenditures in Millions

     Slide Description
     -----------------
99 Est.             $166 million Retail
                      54 million Wholesale
                                 Corporate
00 Est.             $180 million Retail
                      65 million Wholesale
                                 Corporate

     Narrative
     ---------
For 1999, capital expenditures were $166 million. For 2000, we expect to invest $180 million.

We do not have a large maintenance-of-business capital requirement. We have the flexibility to invest in the best growth vehicle, whether that means building new stores, or acquiring existing stores, or both.

In 1999, we initiated improvements to our capital allocation process to help ensure greater returns on capital employed.

For example, required rates of return were increased.

The number of authorized spenders was reduced.

Executive management is more involved in capital allocation decisions.

 Slide Number 64)   Major Achievements During Turnaround

     Slide Description
     -----------------
o     Closed 8 Distribution Centers (3 More Underway)
o     Closed and Sold 76 Under-Performing Retail Stores
o     Added $1.4 Billion in Net New Distribution Sales
o     Opened and Acquired 26 New Retail Stores
o     Upgraded Senior Management Team
o     Developed The Low Cost Pursuit Program

     Narrative
     ---------
In 1999, 8 distribution centers were closed, and 3 more are currently underway.

We closed and sold 76 under-performing retail stores.

We added $1.4 billion in net new distribution sales.

We opened and acquired 26 additional retail stores.

We upgraded the senior management team.

And we developed the low cost pursuit program.

 Slide Number 65)    Areas of Low Cost Pursuit

     Slide Description
     -----------------
o     Merchandising and Procurement
o     Logistics and Distribution
o     Shared Services and Finance
o     Retail Operations
o     Customer-Related

     Narrative
     ---------
Cost reduction projects covering five areas of the company taken together as a whole comprise our low cost pursuit program.

In the merchandising and procurement functions, cost of goods are being reduced and administrative costs are being lowered by moving to a centralized, versus local, procurement system.

In the logistics and distribution functions, removable costs associated with backhaul, in-bound transportation and other such functions were identified and are being removed.

For shared services and finance, many functions are being centralized, such as non-merchandise procurement, certain employee benefit programs, accounting and information technology services.

In our retail operations, we are using best demonstrated practices to reduce labor costs across our chains, and we can improve the management of many in-store operating costs.

With respect to customer relations, we are establishing a single point of contact for each customer. We are making our own Visionet system the e-business portal of choice to realize greater elimination of paper-based processes.
Overall, this makes our customer communications much more productive.

 Slide Number 66)    Areas of Low Cost Pursuit

     Slide Description
     -----------------
o     Merchandising and Procurement
o     Logistics and Distribution
o     Shared Services and Finance
o     Retail Operations
o     Customer-Related
----------------------------------
greater than Low Cost Pursuit Cash Awards

     Narrative
     ---------
A special incentive program, which includes all 36,000
Fleming Associates, was developed to encourage the attainment of certain program objectives.

Overall, we expect to remove over $100 million of costs on a run rate basis by the end of year 2000.

This means total cost savings for 2001 will be $100 million.

Where are we today?

At the end of 1999, we confirmed we had already taken out approximately $50 million of costs on a run rate basis.

 Slide Number 67)   Summary

 Slide Number 68)   Fleming Today

     Slide Description
     -----------------
o   Asset Rationalization
o   Cost Reduction
o   Core Competencies
o   Geographic Position
o   Market Focus
o   Growth Strategy:
  -  Distribution
  -  Value Retail
  -  E-Commerce

     Narrative
     ---------
Fleming today is a re-positioned business, in the midst of an exciting turnaround.

Assets have been rationalized to divest under-performing and non-strategic business distribution centers and retail stores, which has led to productivity gains.

Substantial cost reduction opportunities have been identified and are being pursued.

Fleming's core competencies include case pick and piece pick distribution, flow through distribution, procurement, retail services, value retail and e-commerce.

Fleming is an efficient, coast-to-coast distribution system, unparalleled by any other food distributor.

We are focused on those markets where we have significant operations and competitive strengths.

We are growing the business around our core competencies to take advantage of growth opportunities in distribution, value retail and e-commerce.

 Slide Number 69)   Fleming

     Slide Description
     -----------------
A Great Place to Work
A Great Place to Trade
A Great Place to Invest

     Narrative
     ---------
This concludes our formal remarks.

Our actual 1999 fourth quarter and fiscal year financial results are scheduled to be announced on February 18th, 2000.

We will now take any questions you may have.

                             SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LENORE T. GRAHAM
                                      Lenore T. Graham
                                      Sr. Vice President,
                                      General Counsel and
                                      Secretary

Date:     February 10, 2000         Fleming Companies, Inc.
                                         (Registrant)